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EXHIBIT 32

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

        Each of the undersigned officers of Gleacher & Company, Inc., a Delaware corporation (the "Company"), does hereby certify to such officer's knowledge that:

        The Annual Report on Form 10-K for the year ended December 31, 2010 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2011	/s/ Peter J. McNierney Peter J. McNierney Chief Executive Officer
Date: March 15, 2011	/s/ Jeffrey H. Kugler Jeffrey H. Kugler Chief Financial Officer

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  EXHIBIT 32
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)